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							File Number:333-42105
                                             Filed Pursuant to Rule 497(e) of
                                                   the Securities Act of 1933

                           Pioneer Independence Fund

                       Supplement dated January 22, 2013
   to Summary Prospectus, Prospectus and Statement of Additional Information
                               Dated May 1, 2012

The Board of Trustees of Pioneer Independence Fund has approved the reorganization of Pioneer Disciplined Growth Fund with and into the Fund (the "Reorganization"). Each fund is managed by Pioneer Investment Management, Inc. The Reorganization is expected to occur in the second quarter of 2013. The Reorganization does not require shareholder approval.

Following is a brief description of certain aspects of the Reorganization:

    . Pioneer Disciplined Growth Fund will reorganize with and into Pioneer Independence Fund, resulting in the "Combined Fund." The Combined Fund will be named "Pioneer Disciplined Growth Fund."

    . Pioneer Disciplined Growth Fund's investment team will manage the Combined Fund.

    . The Combined Fund will have the same investment objective, investment strategies and investment policies as Pioneer Disciplined Growth Fund. The Combined Fund's investment objective will be to seek long-term capital growth. The Combined Fund normally will invest primarily in equity securities of U.S. issuers. Pioneer Independence Fund's investment objective is to seek capital growth. Pioneer Independence Fund invests primarily in equity securities of U.S. issuers.

    . The management fee payable by the Combined Fund will be equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% on assets over $5 billion. The management fee payable by Pioneer Independence Fund is equal to 0.65% of the Fund's average daily net assets up to $1 billion and 0.60% of assets under management over $1 billion. Thus, the management fee payable by the Combined Fund will be equal to the management fee payable by Pioneer Independence Fund on assets under management up to $5 billion, and reflects an additional breakpoint on assets over $5 billion.

    . It is currently anticipated that the historical performance of Pioneer Disciplined Growth Fund will become the Combined Fund's historical performance.

    . The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization.

Additional information about the Reorganization and the Combined Fund will be provided to shareholders prior to the consummation of the Reorganization.

							      26320-00-0113